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                                                              Exhibit 99(b)(10)


AMENDMENT AGREEMENT
----------------------------------------------


FBG TREASURY (AUST) LIMITED

FBG TREASURY (UK) PLC

FBG TREASURY (EUROPE) B.V.

FBG TREASURY (NZ) LIMITED

FBG TREASURY (USA) INC.

FOSTER'S BREWING GROUP LIMITED

NATIONAL AUSTRALIA BANK LIMITED

BANK OF NEW ZEALAND


ARTHUR ROBINSON & HEDDERWICKS
Stock Exchange Centre
530 Collins Street
Melbourne  3000  Australia
Tel  61  3 9614 1011
Fax  61  3 9614 4661


(C) Copyright Arthur Robinson & Hedderwicks 2000



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AMENDMENT AGREEMENT
--------------------------------------------------------------------------------


1.    DEFINITIONS AND INTERPRETATION                              2

2.    AMENDMENTS                                                  2

3.    EFFECTIVE DATE                                              2

4.    REMAINING PROVISIONS UNAFFECTED                             3

5.    GOVERNING LAW AND JURISDICTION                              3

6.    COUNTERPARTS                                                3







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AMENDMENT AGREEMENT
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DATE
----------
PARTIES
----------

         1. FBG TREASURY (AUST) LIMITED (ACN 006 865 738) of 77 Southbank Boulevard, Southbank, Victoria (TREASURY AUST.)

         2. FBG TREASURY (UK) PLC of Montrose House Chertsey Boulevard, Hanworth Lane, Chertsey, Surrey KT169JX (TREASURY UK)

         3. FBG TREASURY (EUROPE) B.V. of Strawinskylaan 3127, 1077 ZX Amsterdam, The Netherlands (TREASURY EUROPE)

         4. FBG TREASURY (NZ) LIMITED of Level 1, Elder's House, 60 Khyber Pass Road, Grafton, Auckland, New Zealand (TREASURY NZ)

         5. FBG TREASURY (USA) INC. of Suite 200, 103 Foulk Road, Wilmington, Delaware USA (TREASURY USA)

         6. FOSTER'S BREWING GROUP LIMITED (ACN 007 620 886) incorporated in South Australia of 77 Southbank Boulevard, Southbank, Victoria (FOSTER'S BREWING GROUP)

         7. NATIONAL AUSTRALIA BANK LIMITED (ACN 004 044 937) of 271 Collins Street, Melbourne, Victoria (the LENDER ).

         8. BANK OF NEW ZEALAND of Level 6, BNZ Tower, 125 Queens Street, Auckland, New Zealand (BNZ)

RECITALS
----------

         A The parties (except Treasury NZ, Treasury USA and BNZ) are parties to an agreement dated 27 February 1991 as amended under which the Lender provides the Borrowers with financial accommodation up to a maximum amount of $A300,000,000 (the PRINCIPAL AGREEMENT).

         B The parties wish Treasury NZ and Treasury USA to become, and Treasury NZ and Treasury USA have agreed to become, Borrowers under the Principal Agreement.

         C The parties wish BNZ to become, and BNZ has agreed to become, a lender under the Principal Agreement.

         D The parties wish to amend the Principal Agreement in the manner set out in this Agreement.
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AMENDMENT AGREEMENT
--------------------------------------------------------------------------------


IT IS AGREED as follows.

1.    DEFINITIONS AND INTERPRETATION

         (a) Words which are defined in the Principal Agreement and which are used in this Agreement have the same meaning in this Agreement as in the Principal Agreement, unless the context requires otherwise.
         (b) The terms CREDITOR ACCESSION DEED, APPROVED FACILITY and APPROVED FACILITY CERTIFICATE have the meanings given to those terms in the Trust Deed.
         (c) The provisions of Clauses 1.2 and 1.3 of the Principal Agreement form part of this Agreement as if set out at length in this Agreement.

2.    AMENDMENTS

      The Principal Agreement is amended to read as set out in Schedule 1.

3.    EFFECTIVE DATE

      This Agreement takes effect, and the parties agree to be bound by the Principal Agreement as amended by this Agreement from the date (the EFFECTIVE DATE) on which National Australia Bank Limited, receives the following in form and substance satisfactory to it:
         (a) a copy of a power of attorney appointing attorneys on behalf of each Borrower and Foster's Brewing Group to execute this Agreement;
         (b) a copy of an extract of a board resolution authorising the execution by each Borrower and Foster's Brewing Group of this Agreement;
         (c) a copy of the Articles of Association of Treasury NZ and the bylaws of Treasury USA;
         (d) a copy of the Guarantor Accession Deeds duly executed by Treasury NZ and Treasury USA;
         (e) a copy of an opinion of Arthur Robinson & Hedderwicks and Simpson Grierson in relation to the obligations of Treasury NZ under the Guarantor Accession Deed and the Trust Deed;
         (f) a copy of an opinion of Arthur Robinson & Hedderwicks and Tucci & Tannenbaum in relation to the obligations of Treasury USA under the Guarantor Accession Deed and the Trust Deed;
         (g) a counterpart of this Agreement duly executed by the Borrowers and Foster's Brewing Group;
         (h) an opinion of Arthur Robinson & Hedderwicks and Simpson Grierson in relation to the obligations of Treasury NZ under this Agreement;

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AMENDMENT AGREEMENT
--------------------------------------------------------------------------------


         (i) an opinion of Arthur Robinson & Hedderwicks and Jones, Day, Reavis & Pogue in relation to the obligations of Treasury USA under this Agreement;
         (j) a copy of a Creditor Accession Deed executed by BNZ and Foster's Brewing Group; and
         (k) an Approved Facility Certificate executed by Foster's Brewing Group confirming its approval of the multi -option facilty provided in the Principal Agreement as an Approved Facility in relation to BNZ and the Lender.

4.    REMAINING PROVISIONS UNAFFECTED

      Except as specifically amended by this Agreement, all terms and conditions of the Principal Agreement remain in full force and effect. With effect from the Effective Date (as defined in Clause 3), the Principal Agreement as amended by this Agreement is to be read as a single integrated document incorporating the amendments effected by this Agreement.

5.    GOVERNING LAW AND JURISDICTION

      This Agreement is governed by the laws of Victoria. Each party submits to the non-exclusive jurisdiction of courts exercising jurisdiction in connection with matters concerning this Agreement.

6.    COUNTERPARTS

      This Agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

AMENDMENT AGREEMENT
--------------------------------------------------------------------------------


EXECUTED in Melbourne and New Zealand.



Each attorney executing this Agreement states that he or she has no notice of revocation or suspension of his or her power of attorney.





SIGNED for and on behalf of FBG
TREASURY (AUST) LIMITED by its attorney in the presence of:

/s/ Seng T. Tan
----------------------------------------
ATTORNEY'S SIGNATURE

Seng T. Tan, Vice President - Treasury
----------------------------------------
PRINT NAME

/s/ Trudi Lodge
----------------------------------------
WITNESS SIGNATURE

Trudi Lodge
----------------------------------------
PRINT NAME





SIGNED for and on behalf of FBG
TREASURY (UK) PLC by its attorney
in the presence of:

/s/ Seng T. Tan
----------------------------------------
ATTORNEY'S SIGNATURE

Seng T. Tan, Vice President - Treasury
----------------------------------------
PRINT NAME

/s/ Trudi Lodge
----------------------------------------
WITNESS SIGNATURE

Trudi Lodge
----------------------------------------
PRINT NAME




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AMENDMENT AGREEMENT
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SIGNED for and on behalf of FBG
TREASURY (EUROPE) B.V. by its
attorney in the presence of:

/s/ Seng T. Tan
----------------------------------------
ATTORNEY'S SIGNATURE

Seng T. Tan, Vice President - Treasury
----------------------------------------
PRINT NAME

/s/ Trudi Lodge
----------------------------------------
WITNESS SIGNATURE

Trudi Lodge
----------------------------------------
PRINT NAME




SIGNED for and on behalf of FBG
TREASURY (NZ) LIMITED by its attorney in the presence of:

/s/ Seng T. Tan
----------------------------------------
ATTORNEY'S SIGNATURE

Seng T. Tan, Vice President - Treasury
----------------------------------------
PRINT NAME

/s/ Trudi Lodge
----------------------------------------
WITNESS SIGNATURE

Trudi Lodge
----------------------------------------
PRINT NAME


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AMENDMENT AGREEMENT
--------------------------------------------------------------------------------




SIGNED for and on behalf of FBG
TREASURY (USA) INC. by its
attorney in the presence of:


/s/ Seng T. Tan
----------------------------------------
ATTORNEY'S SIGNATURE

Seng T. Tan, Vice President - Treasury
----------------------------------------
PRINT NAME

/s/ Trudi Lodge
----------------------------------------
WITNESS SIGNATURE

Trudi Lodge
----------------------------------------
PRINT NAME



SIGNED for and on behalf of FOSTER'S
BREWING GROUP LIMITED by its attorney in the presence of:


/s/ Seng T. Tan
----------------------------------------
ATTORNEY'S SIGNATURE

Seng T. Tan, Vice President - Treasury
----------------------------------------
PRINT NAME

/s/ Trudi Lodge
----------------------------------------
WITNESS SIGNATURE

Trudi Lodge
----------------------------------------
PRINT NAME


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AMENDMENT AGREEMENT
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SIGNED for and on behalf of
NATIONAL AUSTRALIA BANK LIMITED
by its attorney in the presence
of:

/s/ MJ Woolrich
----------------------------------------
ATTORNEY'S SIGNATURE

Michael James Woolrich
----------------------------------------
PRINT NAME

/s/ Rebecca Burke
----------------------------------------
WITNESS SIGNATURE

Rebecca Burke
----------------------------------------
PRINT NAME





SIGNED for and on behalf of BANK
OF NEW ZEALAND by its attorney in
the presence of:

/s/ Shelley Maree Ruha
----------------------------------------
ATTORNEY'S SIGNATURE

/s/ Douglas Ian Dallimore
----------------------------------------
PRINT NAME

/s/ M. C. Alexander
----------------------------------------
WITNESS SIGNATURE

M. C. Alexander, Solicitor, Auckland, New Zealand
----------------------------------------
PRINT NAME